UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2013
MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)
48084-7186
(Zip code)
Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on May 3, 2013, the Board of Directors of Meritor, Inc. (“Meritor”) appointed Ivor J. Evans Executive Chairman of the Board and Interim Chief Executive Officer and President. On August 9, 2013, the Board approved the appointment of Mr. Evans as Chairman, Chief Executive Officer and President.

The information relating to Mr. Evans required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K was contained in Meritor's Current Report on Form 8-K dated May 3, 2013 and filed with the Securities and Exchange Commission on May 6, 2013.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10a - Press release of Meritor, Inc. dated August 9, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.

By:	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President and General Counsel

Date: August 9, 2013

EXHIBIT INDEX

Exhibit No.	Description
10a	Press release of Meritor, Inc., dated August 9, 2013